                                                                    EXHIBIT 10.4

                        SUPPLEMENTAL REPRESENTATIONS,
                        -----------------------------
                      WARRANTIES AND INDEMNITY AGREEMENT
                      ----------------------------------

     THIS SUPPLEMENTAL REPRESENTATIONS, WARRANTIES AND INDEMNITY AGREEMENT (the "Agreement") is made and entered into as of __________ __, 1997 by Kilroy Industries, a California corporation, John B. Kilroy, Sr., and John B. Kilroy, Jr. (all of the aforementioned individuals and entity being referred to herein individually as an "Indemnitor" and collectively as the "Indemnitors"), and Kilroy Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), and Kilroy Realty Corporation, a Maryland corporation (the "REIT").

     WHEREAS, the Indemnitors and certain other persons own interests in one or more of the Properties (each as hereinafter defined) either directly or indirectly through a trust or in the form of general or limited partnership interests in one or more partnerships or in the form of a membership interest in a limited liability company (each such interest is referred to herein as an "Interest");

     WHEREAS, the Indemnitors and certain other persons will transfer to the Operating Partnership all of their Interests in the Properties (a) upon the exercise by the Operating Partnership, on or before consummation of an initial public offering of shares of common stock of the REIT (the "IPO"), of options granted to it by such persons pursuant to the Omnibus Option Agreement dated as of November 3, 1996 (the "Omnibus Agreement") by and among the Operating Partnership and the grantors named therein and (b) upon the exercise by the Operating Partnership, following the IPO, of options granted to it by such persons pursuant to two separate Option Agreements, each dated as of ______________, 1997 (each individually, an "Option Properties Agreement", and collectively, the "Option Properties Agreements") by and among the Operating Partnership and the grantors named therein (all individuals and entities other than the Operating Partnership which executed the Omnibus Agreement or the Option Properties Agreements are referred to herein collectively as the "Grantors" and individually as a "Grantor");

     WHEREAS, certain of the Grantors executed a Representation Letter, Consent and Power of Attorney (collectively, the "Consents and Power of Attorney") pursuant to which they consented to the transfer of their Interests to the Operating Partnership under the Omnibus Agreement, made certain representations and warranties and appointed John B. Kilroy, Sr., John B. Kilroy, Jr. and Jeffrey C. Hawken or any of them as their attorney-in-fact (each, an "Attorney-in-Fact") to effect such transfers; all of the foregoing transfers and actions contemplated in connection with the IPO under the Consents and Power of Attorney, the Omnibus Agreement and the Option Properties Agreements are collectively referred to herein as the "Transactions"; and

     WHEREAS, to induce the REIT to consummate the IPO and to induce the Operating Partnership to exercise the options granted to it pursuant to the Omnibus Agreement and the Option Properties Agreements, each Indemnitor has agreed to make the representations and warranties contained in this Agreement for the benefit of the REIT and the Operating Partnership.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

     1.   Defined Terms.  As used herein, the following terms shall have the
          -------------
respective meanings indicated below:

          "Acquisition Properties" shall mean the properties located at (i) 3880
           ----------------------
and 3900 Kilroy Airport Way, Kilroy Airport Center, Long Beach, California, (ii) 2829 Townsgate Road, Thousand Oaks, California, (iii) 12752-12822 Monarch Street, Garden Grove, California and (iv) 4125, 4155 and 4175 E. La Palma Avenue, Anaheim, California.

          "Assumed Liabilities" shall mean all accounts payable and accrued
           -------------------
expenses (other than accounts payable or accrued expenses which by their terms are past due), accrued property taxes (other than property taxes which by their terms are past due), accrued cost of option buy-out and tenant improvements and rent received in advance and tenant security deposits reflected on the September 30, 1996 pro forma condensed consolidated balance sheet of the Company included in the Registration Statement or incurred in the ordinary course of the Kilroy Group's Business consistent with past practices from October 1, 1996 until the Closing Date and which remain unpaid on the Closing Date, but excluding any amounts which by their terms are past due and excluding the liabilities set forth on Schedule 1 attached hereto.
         ----------

          "Attorney-in-Fact" shall have the meaning assigned to such term in
          ----------------
the recitals to this Agreement.

          "Claim" shall have the meaning assigned to such term in Section 4
           -----
hereof.

          "Closing Date" shall mean the date of the closing of the IPO.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall have the meaning assigned to such term in the
           ----------
Pledge Agreement.

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Consents and Power of Attorney" shall have the meaning assigned to
           ------------------------------
such term in the recitals to this Agreement.

          "Contract" shall have the meaning assigned to such term in Section
           --------
2.13 hereof.

          "Covered Party" shall have the meaning assigned to such term in
           -------------
Section 4 hereof.

          "Entity" shall mean KI and each corporation, partnership, limited
           ------
liability company or trust affiliated with KI or any Grantor which prior to the closing of the IPO directly owned or leased a Property and, in the event that any such trust terminated or the Property of any such trust is deemed distributed, each beneficiary of such trust.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended, and the rules and regulations promulgated thereunder.

          "Excluded Liabilities" shall mean all obligations and liabilities of
           --------------------
any nature of any Grantor other than the Assumed Liabilities including, without limitation, the obligations and liabilities referred to on Schedule 1 hereto.

          "Financial Statement" and "Financial Statements" shall have the
           -------------------       --------------------
meaning assigned to such terms in Section 2.11 hereof.

          "Grantors" and "Grantor" shall have the meaning assigned to such
           --------       -------
terms in the recitals to this Agreement.

          "Grantor Agreement" and "Grantor Agreements" shall have the meaning
           -----------------       ------------------
assigned to such terms in Section 2.2 hereof.

          "Indemnitor" and "Indemnitors" shall have the meaning assigned to
           ----------       -----------
such terms in the preamble to this Agreement.

          "Intangibles" shall mean all intangible property used in the Kilroy
           -----------
Group's Business, including, without limitation, all Proprietary Rights, contract rights, rent receivables, licenses, permits, certificates, approvals, authorizations, variances, consents, warranties and goodwill, but excluding the intangible property set forth on Exhibit A attached hereto.
                                 ---------

          "Interests" shall have the meaning assigned to such term in the
           ---------
recitals to this Agreement.

          "IPO" shall have the meaning assigned to such term in the recitals to
           ---
this Agreement.

          "KI" shall mean Kilroy Industries, a California corporation.
           --

          "Kilroy Group" shall mean the Entities collectively.
           ------------

          "Kilroy Group's Business" shall mean the real estate ownership,
           -----------------------
acquisition, development, leasing and management businesses, collectively, of the Kilroy Group.

          "Lien" shall mean any mortgage, deed of trust, pledge, lien, option,
           ----
security interest, restriction, prior assignment, encumbrance, covenant, encroachment, assessment, right of others, license, easement, servitude, right of way, penalty, fine, charge, judgment, liability, debt, obligation or claim of any kind or nature whatsoever, whether direct or indirect, and contingent or non-contingent.

          "Offering Date" shall mean the date on which the underwriting
           -------------
agreement is executed with respect to the purchase of the REIT's common stock by the underwriters in connection with the IPO.

          "Omnibus Agreement" shall have the meaning assigned to such term in
           -----------------
the recitals to this Agreement.

          "Operating Partnership" shall have the meaning assigned to such term
           ---------------------
in the preamble to this Agreement.

          "Option Properties" shall mean the Real Properties set forth in Part
           -----------------
II of Exhibit C attached hereto.  Each of the Option Properties may be
      ---------
separately referred to herein as an "Option Property".

          "Option Properties Agreement" and "Option Properties Agreements" shall
           ---------------------------       ----------------------------
have the meaning assigned to such terms in the recitals to this Agreement.

          "Organization Documents" shall mean (a) the articles or certificate of
           ----------------------
incorporation and the bylaws of a corporation, (b) the partnership agreement and any statement of partnership of a general partnership, (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (d) the declaration of trust of a trust, (e) the articles of organization and limited liability company agreement of a limited liability company, (f) any charter or similar document adopted or filed in connection with the creation, formation or organization of a person and (g) any amendment to any of the foregoing.

          "Permit" shall have the meaning assigned to such term in Section 2.16
           ------
hereof.

          "Permitted Liens" shall have the meaning assigned to such term in
           ---------------
Section 2.8 hereof.

          "person" shall mean any individual, corporation, partnership, limited
           ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization or governmental entity.

          "Personalty" shall mean all personal property used or useful in the
           ----------
Kilroy Group's Business, including, without limitation, all tangible property and all rights under the contracts referred to in Section 2.13 hereof and the leases referred to in Sections 2.14 and 2.15 hereof and all other Intangibles, as more fully described on Exhibit B attached hereto.
                           ---------

          "Pledge Agreement" shall have the meaning assigned to such term in
           ----------------
Section 5 hereof.

          "Properties" shall mean the Real Properties and all Personalty.  Each
           ----------
of the Properties may be separately referred to herein as a "Property".

          "Proprietary Rights" shall have the meaning assigned to such term in
           ------------------
Section 2.26 hereof.

          "Real Properties" shall mean the office, industrial and other real
           ---------------
properties set forth on Exhibit C attached hereto, including all buildings,
                        ---------
structures (surface and sub-surface), mechanical systems and other improvements located at and forming a part of such properties. Each of the Real Properties may be separately referred to herein as a "Real Property".

          "Registration Statement" shall mean the REIT's Registration Statement
           ----------------------
on Form S-11 (File No. 333-15553), as amended at any time prior to the date the Registration Statement is declared effective by the Commission under the Securities Act..

          "REIT" shall have the meaning assigned to such term in the preamble
           ----
to this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Services Company" shall mean Kilroy Services, Inc., a Maryland
           ----------------
corporation.

          "Survival Period" shall have the meaning assigned to such term in
           ---------------
Section 6 hereof.

          "Transactions" shall have the meaning assigned to such term in the
           ------------
recitals to this Agreement.

     2.   Representations and Warranties with Respect to Properties and
          -------------------------------------------------------------
Grantors.  Each Indemnitor hereby makes the following representations and
--------
warranties, as of the Offering Date and as of the Closing Date, with respect to the Grantors, the Entities, the Interests and the Properties. Such representations and warranties, other than those contained in Section 3.4 hereto, are deemed modified in full to the extent any specific statement of fact in the Registration Statement conflicts with any similar statement of fact contained in such representations and warranties.

          2.1  Organization and Qualification.  Each Grantor that is a limited
               ------------------------------
partnership or a limited liability company was duly formed and is validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to own, lease or operate its property and to carry on its business as it is now being conducted and to engage in the Transactions to which it is a party. Each Grantor that is a general partnership was duly formed and is validly existing under the laws of its jurisdiction of organization, and has the requisite power and authority to own, lease or operate its property and to carry on its business as it is now being conducted and to engage in the Transactions to which it is a party. Each Grantor that is a corporation was duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to own, lease or operate its property and to carry on its business as it is now being conducted and to engage in the Transactions to which it is a party. Each Grantor that is a trust was validly created under its declaration of trust, and the sole trustees of such trust are Marshall L. McDaniel and John B. Kilroy, Sr. or John B. Kilroy, Jr. If such trust is in full force and effect, it and its trustees have the requisite power and authority under applicable law and under such trust's declaration of trust to own, lease or operate its property and to carry on its business as it is now being conducted and to engage in the Transactions to which it is a party. Each Grantor that is a natural person has the full legal right and capacity to engage in the Transactions to which he or she is a party. Each Grantor (other than a Grantor that is a natural person) has made available to the Operating Partnership or the REIT complete and correct copies of its Organizational Documents. Each Grantor that is a limited partnership, limited liability company or a corporation is duly qualified or registered to transact business as a foreign limited partnership, limited liability company or corporation (as the case may be) and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property, the management of properties owned by others or the conduct of its business, except where the failure to be so qualified or registered and in good standing would not amount to a material disability on, or have a material adverse effect on the condition (financial or otherwise), earnings, assets, business affairs or business prospects of, any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions.

          2.2  Authority Relative to Omnibus Agreement and Related Agreements.
               --------------------------------------------------------------
Each Grantor had the requisite power and authority, and if a natural person the full legal right and capacity, to execute and deliver the Consent and Power of Attorney, the Omnibus

Agreement and the Option Properties Agreements to which it is a party and had at the time of execution and continues to have the requisite power and authority, and if a natural person the full legal right and capacity, to perform its obligations under the Consent and Power of Attorney, the Omnibus Agreement and the Option Properties Agreements to which it is a party. All action of each Grantor necessary to authorize the execution, delivery and performance by such Grantor of the Consent and Power of Attorney, the Omnibus Agreement and the Option Properties Agreements to which it is a party was taken, and no other proceedings on the part of any Grantor (i) were or are necessary to authorize the execution and delivery by such Grantor of the Consent and Power of Attorney, the Omnibus Agreement and the Option Properties Agreements to which it is a party or the execution and delivery by such Grantor, or by any Attorney-in-Fact for such Grantor (as applicable), of the instruments of assignment of property and assets and other deliveries contemplated by the foregoing agreements (all of the foregoing agreements and instruments being referred to herein collectively as the "Grantor Agreements" and individually as a "Grantor Agreement") or (ii) are necessary to authorize the consummation by such Grantor (directly or through an Attorney-in-Fact) of the Transactions to which it is a party. With respect to each Grantor who is a natural person living in a community property state, such Grantor either (a) held (at the time of execution and delivery of the Consent and Power of Attorney, the Omnibus Agreement and/or the Option Properties Agreements to which it is party) and continues to hold his or her Interests as separate property and accordingly had (at the time of execution and delivery of the Consent and Power of Attorney, the Omnibus Agreement and/or the Option Properties Agreements to which it is party) and continues to have the authority alone under applicable laws relating to transfers of community property to engage in the Transactions to which he or she is a party (including, without limitation, the transfer of his or her Interests to the Operating Partnership) or (b) held (at the time of execution and delivery of the Consent and Power of Attorney, the Omnibus Agreement and/or the Option Properties Agreements to which it is party) and continues to hold his or her Interests as community property and has obtained the consents, approvals or authorizations of such persons and/or governmental authorities or courts required under applicable laws relating to transfers of community property for such Grantor to engage in the Transactions to which he or she is party (including, without limitation, the transfer of his or her Interests to the Operating Partnership); attached hereto as Schedule 2.2 is a true, correct and complete copy of each such consent,
   ------------
approval or authorization obtained. The execution and delivery by any Grantor (directly or through an Attorney-in-Fact) of the Grantor Agreements to which it is a party, the consummation by such Grantor (directly or through an Attorney-in-Fact) of the Transactions to which it is a party and the performance by such Grantor (directly or through an Attorney-in-Fact) of its obligations under the Grantor Agreements to which it is a party, did not and will not (as the case may be) (i) conflict with or result in a violation or breach of any provisions of the Organizational Documents of any such Grantor, (ii) conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, easement, restriction, contract, agreement or other instrument or obligation to which such Grantor was at the time of such action or is (as the case may be) a party or subject or by which such Grantor or any of its properties or other assets was at the time of such action or is (as the case may be) bound, (iii) conflict with or violate any provision of any law, statute, rule or regulation or any judgment, order, writ, injunction, decree, rule or regulation of any court or federal, state or other governmental agency, authority or regulatory body to which such Grantor or any of its properties or other assets was at the time of such action or is (as the case may be) subject or (iv) result in the creation of any Lien upon the Properties or such Grantor's Interest.

          2.3  Consents and Approvals.  No consent, waiver, approval,
               ----------------------
authorization or other action of, or filing or registration with, any federal, state or other governmental agency, authority or regulatory body or any other person (including, without limitation, any person who is a party to any lease, agreement or commitment included in Schedule 2.13, 2.14 or 2.15 attached hereto)
                                    -------------  ----    ----
is required to be obtained in connection with the execution, delivery and performance of the Grantor Agreements and the Transactions, except any of the foregoing that shall have been obtained and are in full force and effect.

          2.4  Binding Obligation.  Each of the Grantor Agreements has been duly
               ------------------
executed and delivered by each Grantor that is a party thereto (directly or through an Attorney-in-Fact) and constitutes a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms.

          2.5  Brokers.  No Grantor or any general partner, officer or director
               -------
of any Grantor has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Transactions to which it is a party.

          2.6  Ownership.  (a) Attached hereto as Schedule 2.6 is a true and
               ---------                          ------------
complete listing of each Entity, the Properties owned or leased by such Entity, and the owners of each Entity and such owners' percentage ownership interest in each Entity, and, if the owners of any Entities are themselves corporations or partnerships, the owners of such corporations and partnerships and their percentage ownership interest in such corporations or partnerships. In the event that any Entity which is a trust terminated or the Properties of any such trust are deemed distributed, the beneficiaries of such trust (prior to its termination or the deemed distribution) as set forth on Schedule 2.6 directly
                                                        ------------
own an interest in the Properties owned by such trust as set forth on Schedule
                                                                      --------
2.6.  Except as disclosed in the Registration Statement, no Grantor has granted
---
to any person (other than to the Operating Partnership pursuant to the Omnibus Agreement and the Option Properties Agreements) any option, warrant, subscription, conversion right, preemptive right or other right to purchase or otherwise acquire any interest in any Property or in such Grantor, and, to the knowledge of any Indemnitor, no other person or entity has granted to any person any option, warrant, subscription, conversion right, preemptive right or other right to acquire any interest in any Grantor or Property.

               (b) With respect to each Interest of a Grantor that constitutes an interest in a partnership and that is being transferred to the Operating Partnership pursuant to the Omnibus Agreement or the Option Properties
Agreements: (i) such Interest has been validly issued and the Grantor has funded all capital contributions and advances to the partnership in which such Interest constitutes an interest that are required to be funded or advanced prior to the Closing Date; (ii) such Interest was issued in compliance with applicable securities, partnership and other laws and the partnership agreement governing such Interest and was not issued in violation of any preemptive rights; (iii) there are no options, warrants, subscriptions, conversion rights, preemptive rights or other rights or agreements of any kind to purchase or otherwise acquire such Interest or other equity interests or profit participation of any kind in the partnership in which such Interest constitutes an interest or any securities or obligations of any kind convertible into such Interest or other equity interests or profit participation of any kind in the partnership in which such Interest constitutes an interest, and there are no other agreements, instruments or understandings with respect to such Interest or other equity interests or profit participation of any kind in the partnership in which such Interest constitutes an interest except as set forth in the partnership agreement of the partnership in which such Interest constitutes an interest;
(iv) such Grantor possesses the unrestricted right to assign and transfer such Interest to the Operating Partnership; and (v) such Grantor is, and upon consummation of the assignments and other transactions contemplated by the Omnibus Agreement or the Option Properties Agreements the Operating Partnership will be, the owner and holder of good title to such Interests, in each case free and clear of any Liens; provided, however, that the Operating Partnership shall
                        --------  -------
not assume, incur or otherwise become responsible for any debts, obligations or other liabilities of any nature of the partnership in which such Interest constitutes a general or limited partnership interest, other than the Assumed Liabilities applicable to such partnership.

          2.7  No Other Assets.    Except as reflected on Schedule 2.7 attached
               ---------------                            ------------
hereto, no Entity (other than a beneficiary of a trust) owns or leases any assets other than the Properties which may be transferred to the Operating Partnership pursuant to the Omnibus Agreement or the Option Properties Agreements. No Grantor has an interest, direct or indirect, in any of the Properties except for the Interests subject to the Omnibus Agreement or the Option Properties Agreements.

               (b)  Except as reflected on Schedule 2.7, the Properties
                                           ------------
constitute all of the properties and assets used or useful in the operation of the Kilroy Group's Business in a manner consistent with its historic operations up to the Closing Date.

          2.8  Title to Real Properties.  To the knowledge of the Indemnitors,
               ------------------------
upon consummation of the assignments and other transactions contemplated by the Omnibus Agreement, the Operating Partnership will be (i) the owner and holder of the ground leasehold estate and ground lessee's interest in the land comprising the Kilroy Airport Center Long Beach Property and the ground and air space leasehold estates and ground and air space lessees' interests in the land comprising the SeaTac Office Center Property, pursuant to the applicable ground or air space lease or leases set forth on
Schedule 2.16 hereto and (ii) the owner and holder of good, valid and marketable
-------------
fee simple title to each of the Real Properties (other than the land described in clause (i) and the Option Properties), in each case free and clear of all Liens other than the Permitted Liens (as defined below). To the knowledge of the Indemnitors, upon consummation of the assignments and other transactions contemplated by each Option Properties Agreement, the Operating Partnership will be the owner and holder of good, valid and marketable fee simple title to each of the Option Properties subject thereto, in each case free and clear of all Liens other than the Permitted Liens. For purposes hereof, the term "Permitted Liens" shall mean:

               (a) Liens, or deposits made to secure the release of such Liens, securing taxes, the payment of which is not delinquent or the payment of which is actively being contested in good faith by appropriate proceedings diligently pursued;

               (b) Zoning laws and ordinances generally applicable to the districts in which the Real Properties are located which are not violated by the existing structures or present uses thereof;

               (c) Liens imposed by laws, such as carriers', warehousemen's and mechanics' liens, and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings diligently pursued;

               (d) non-exclusive easements for public utilities, minor encroachments, rights of access or other non-monetary matters that do not have a material adverse effect upon, or materially interfere with the use of, the Real Properties; and

               (e) any exceptions contained in the title insurance policies with respect to the Real Properties obtained in connection with the IPO and acceptable to the representatives of the underwriters involved with the IPO.

          2.9  Title to Personalty.  To the knowledge of the Indemnitors, each
               -------------------
Entity is, and upon consummation of the assignments and other transactions contemplated by the Omnibus Agreement the Operating Partnership will be, the owner and holder of good title to the Personalty (other than the Personalty related to the Option Properties) owned by such Entity, in each case free and clear of any Liens other than the Permitted Liens. To the knowledge of the Indemnitors, each Entity is, and upon consummation of the assignments and other transactions contemplated by each Option Properties Agreement the Operating Partnership will be, the owner and holder of good title to the Personalty related to the Option Properties subject thereto owned by such Entity, in each case free and clear of any Liens other than the Permitted Liens.

          2.10 Debt; Solvency.   (a) Except for the existing mortgage debt with
               --------------
respect to each Real Property, as described on Schedule 2.10 attached hereto or
                                               -------------
in the Registration Statement, no Grantor has any indebtedness other than indebtedness incurred by it in its ordinary course of business (which in no case exceeds $50,000 for any single Grantor or $100,000 in the aggregate). There exists no default or, to the knowledge of the Indemnitors, any event which with the passage of time or notice or both would constitute a default, with respect to any indebtedness of any such person that has not been cured or waived. A true, complete and correct copy of each loan and mortgage document with respect to each Option Property has been delivered to the Operating Partnership or the REIT.

               (b) Each Grantor has been and will be solvent at all times prior to and immediately following the transfer of its Interests to the Operating Partnership in connection with the Transactions.

          2.11 Financial Statements.  The combined financial statements of the
               --------------------
Kilroy Group (including the notes thereto) and schedule of the Kilroy Group and, to the knowledge of the Indemnitors, the combined historical summaries of certain revenues and certain expenses of the Acquisition Properties (including the notes thereto) incorporated in the Registration Statement (collectively, the "Financial Statements" and each, individually, a "Financial Statement") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified. The combined balance sheets in the Financial Statements fairly present the financial condition of the Kilroy Group as of the dates shown and the combined income statements and the combined cash flow statements in the Financial Statements fairly present the results of operations and cash flows, respectively, of the Kilroy Group for the periods indicated and, to the knowledge of the Indemnitors, the combined historical summaries of certain revenues and certain expenses in the Financial Statements fairly present certain revenues and certain expenses of the Acquisition Properties for the periods indicated. There are no material known encumbrances, debts, liabilities or obligations of any nature, whether direct or indirect, contingent or non-contingent, or matured or unmatured of the Kilroy Group that are not described in such Financial Statements.

          2.12 Financial Condition.  Since the date of the Financial Statements,
               -------------------
there has been no material adverse change in the condition (financial or otherwise), earnings, assets, business, affairs or business prospects of any Grantor and no event has occurred or circumstance exists that may result in such a material adverse change. No Grantor (i) is in receivership or dissolution,
(ii) has made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, or (iii) has been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and no such petition has been filed against any Grantor.

          2.13  Contracts.  Except for (i) agreements relating to mortgage
                ---------
financing to be repaid on the Closing Date, (ii) the leases referred to in
Section 2.14 below, or (iii) the ground and air space leases referred to in
Section 2.15 below, Schedule 2.13 attached hereto lists all contracts or other
                    -------------
understandings, written or oral, to which any Grantor is a party or by which any Grantor is bound that relate to the Properties or that will otherwise become binding on the Operating Partnership, the REIT or the Services Company following consummation of the Transactions (collectively, the "Contracts" and each, a "Contract"). For purposes of this Section 2.13, "Contracts" means (a) contracts which are required to be filed as exhibits to a registration statement or report under Item 601 of Regulation S-K promulgated under the Securities Act and (b) contracts or other understandings which are known to the Indemnitors and involve performance of services or delivery of goods or materials of an amount or value in excess $50,000 or were entered into by a Grantor other than in the ordinary course of business. A true, complete and correct copy of each Contract (including all amendments, modifications and supplements thereto) has been delivered to the REIT or the Operating Partnership. To the knowledge of the Indemnitors, each of the Contracts is valid and binding and is in full force and effect. To the knowledge of the Indemnitors, no Grantor and no other party to any Contract has breached or defaulted under the terms of such Contract or given or received any notice of default of any provision of such Contract, except for such breaches or defaults that would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, assets, business affairs or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions. To the knowledge of the Indemnitors, each of the Contracts will continue to be binding in accordance with its terms following the consummation of the Transactions and is freely assignable to the Operating Partnership.

          2.14  Leases; Rent Rolls.  A true, complete and correct copy of the
                ------------------
leases (including all amendments, modifications and supplements thereto) for each Real Property (other than the ground and air space leases referred to in
Section 2.15 below) have been delivered to the REIT or the Operating Partnership. The rent roll attached hereto as Schedule 2.14(a) for each Real
                                              ----------------
Property is a true, correct and complete schedule of all space leases, occupancy agreements and licenses (and annexes and riders thereto) and tenants relating to the Real Properties and was true and correct as of the date thereof, and there have been no material changes to such rent roll since the date thereof. To the knowledge of the Indemnitors, each of such leases is valid and binding and is in full force and effect. To the knowledge of the Indemnitors, no party to any such lease has breached or defaulted under the terms of such lease or given or received any notice of default of any provision of any such lease, except for such breaches or defaults as would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, assets, business affairs or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions. No tenant under any such lease has been granted a right to early termination of such lease, except as set forth on Schedule 2.14(b) attached hereto. To the knowledge of the Indemnitors, each
   ----------------
of such leases will continue to
be binding in accordance with its terms following the consummation of the Transactions and is freely assignable to the Operating Partnership.

          2.15  Ground and Air Space Leases.  Schedule 2.15 attached hereto
                ---------------------------   -------------
lists all ground and air space leases held by Grantors with respect to the Real Properties, and a true, complete and correct copy of each such ground and air space lease (including all amendments, modifications and supplements thereto) has been delivered to the REIT or the Operating Partnership. To the knowledge of the Indemnitors, each of such ground and air space leases is valid and binding and is in full force and effect. To the knowledge of the Indemnitors, no party to any such ground or air space lease has breached or defaulted under the terms of such lease or given or received any notice of default of any provision of any such lease. To the knowledge of the Indemnitors, each of such ground and air space leases will continue to be binding in accordance with its terms following the consummation of the Transactions and is freely assignable to the Operating Partnership.

          2.16  Permits.  To the knowledge of the Indemnitors, there exists for
                -------
each Real Property, and the Grantors will convey to the Operating Partnership on the applicable date of closing of the acquisition of a Real Property as set forth in the Omnibus Agreement and in the Option Properties Agreements, all certificates, licenses, permits, registrations and other authorizations from federal, state or other governmental agencies, authorities or regulatory bodies or political subdivisions (collectively, "Permits") as are necessary for the ownership, use, occupancy, management, leasing, construction, operation and licensing of such Real Property as it is currently being operated. To the knowledge of the Indemnitors, all such Permits are in full force and effect and no such Permit has been violated in any material respect. To the knowledge of the Indemnitors, no Grantor has taken any action which, or failed to take any action the omission of which, would result in the revocation of such Permits. None of the Indemnitors has received notice of any intention of any such granting authority to cancel, suspend or modify any of the Permits. To the knowledge of the Indemnitors, the Permits are assignable to the Operating Partnership. To the knowledge of the Indemnitors, neither the execution of this Agreement nor the consummation of the Transactions will create any right of termination, revocation or expiry on the part of any such granting authority.

          2.17  Litigation; Moratoria, Etc.   No claims, actions, suits,
                --------------------------
proceedings or investigations have been instituted or, to the knowledge of the Indemnitors, threatened against any Grantor, or any of the properties or rights (including, without limitation, any Property) of any Grantor or that otherwise relate to or may affect the business or any of the properties (including, without limitation, any Property) of any Grantor, before or by any court, administrative agency or body, or federal, state or other governmental agency, authority or regulatory body, domestic or foreign, that would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions. No Grantor or Real Property is subject to any order, writ, judgment, injunction or decree of any court, tribunal or other federal, state or other governmental, agency, authority or regulatory body (other than generally applicable laws, rules and regulations) that would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions. Except as disclosed in the Registration Statement, there is no pending or, to the knowledge of the Indemnitors, threatened litigation, moratorium, condemnation or eminent domain proceedings, zoning change, or other similar proceeding or action, or private purchase in lieu of such a proceeding or action, that is likely to in any manner affect the size of, use of, improvements on, construction on, access to or availability of utilities or other necessary services to, any Real Property, except such proceedings or actions that would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, assets, business, affairs or business prospects of or with respect to such Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions.

               (b) All claims, suits or proceedings asserted or instituted by ACD2, a California corporation, or its affiliates or by Hughes Aircraft Company or Hughes Electronic Corporation's Space & Communications Company or its affiliates, in each case against any member of the Kilroy Group or its affiliates either have been settled with prejudice or dismissed pursuant to a final judgment with prejudice, the time for appeal therefrom having expired.

          2.18 Compliance with Laws, Etc.  To the knowledge of the Indemnitors,
               -------------------------
no Grantor or proper representative thereof has received any written or other notice of any violation of any applicable law, regulation, rule, order or code (including, without limitation, any zoning code, building code, or similar law, regulation or ordinance, or any employment, environmental, health or other regulatory law, order, regulation, or requirement) or any recorded covenant, easement, restriction or similar agreement or instrument, relating to a Real Property which remains uncured, or has received any written or other notice that any investigation has been commenced or is contemplated respecting any such possible violation, and, to the knowledge of the Indemnitors, there are no such violations which, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions.

          2.19 Taxes, Utilities, Etc.   (a) All tax or information returns for
               ---------------------
all periods ending on or before or including the Closing Date that are or were required to be filed by or on behalf of any Grantor have been or will be filed on a timely basis and in accordance with all applicable laws, regulations and administrative requirements. All such tax or information returns that have been filed on or before the Closing Date were, when filed, and continue to be, true, correct and complete. All such tax or information returns that will be filed after the Closing Date will be true, correct and complete when filed by or on behalf of such Grantor.

               (b) There is no action, suit or proceeding pending against, or with respect to, any Grantor or Property in respect of any tax (other than tax abatement proceedings) nor is any claim for additional tax asserted by any taxing authority. No Grantor has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other person) of any statute of limitations relating to the payment of taxes for which such Grantor may be liable.

               (c) Grantors have paid, or made provision for the payment of, all taxes (other than transfer taxes incurred in connection with the Transactions) that have or may become due for all periods ending on or before or including the Closing Date, including, without limitation, all taxes reflected on the tax returns referred to in this Section 2.19, or in any assessment or notice (either formal or informal) received by Grantors or any affiliated party with respect to any Grantor, except such taxes as are set forth in Schedule
                                                                   --------
2.19(c) that are being contested in good faith and as to which adequate
-------
reserves (determined in accordance with generally accepted accounting principles consistently applied) have been provided. All taxes (other than transfer taxes incurred in connection with the Transactions) that the Grantors are or were required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the appropriate governmental authority. There are no Liens with respect to taxes upon any of the properties or assets of the Grantors.

               (d) There is no existing tax sharing agreement to which any Grantor is a party that may or will require that any payment be made by Grantors or any of their affiliates on or after the date hereof.

               (e) No amounts due and owing with respect to any Real Property in connection with utilities, insurance, assessments or other charges customarily prorated in real estate transactions have been outstanding.

               (f) The Transactions will not result in any tax liability to the REIT or the Operating Partnership, other than customary documentary real estate transfer taxes with respect to Real Properties located in California in an amount not to exceed [$1.10 per $1,000] in value of real property.

          2.20 Insurance.  Each Entity, as applicable, currently has in place,
               ---------
and upon consummation of the Transactions the REIT will have in place, the public liability, casualty and other insurance coverage with respect to its Real Property as is required by the applicable mortgage financing documents which may be assumed by the REIT or the Operating Partnership if any of the Option Properties is acquired by the Operating Partnership and the applicable mortgage financing documents to be placed by the REIT or the Operating Partnership on any Real Property (as described in the Registration Statement) and as would otherwise customarily be carried by owners or operators of projects similar to the Real Properties in the markets in which such Real Properties are located. Each insurance policy with respect to a Real Property currently in place is, and each insurance policy with respect to a Real Property which will be in place upon consummation of the Transactions will be on such date, in full force and effect and all premiums due and payable thereunder have been or will be (as the case may be) fully paid when due. None of the Indemnitors has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any Real Property or any notices of cancellation or intent to cancel any such insurance.

          2.21  Employees.  The employees listed on Schedule 2.21 attached
                ---------                           -------------
hereto constitute all of the employees used in the operation of the Kilroy Group's Business in a manner consistent with its historic operations up to the Closing Date. Except for ______________________ [INSERT NAMES], all such persons earn less than $______________ per annum, are entitled to no more than ______________ weeks of vacation per annum and are not entitled to any profit sharing, severance pay or any health or benefit plans or arrangements other than those substantially similar to ________________ plan which is described on
Schedule 2.21.  Except as set forth on Schedule 2.21, there are no (a) union
-------------                          -------------
contracts, collective bargaining agreements or other written agreements in respect of any employees and no verbal agreements requiring employment for any specified period of time or under which employment cannot be terminated without cause upon reasonable notice, (b) accrued or retroactive wage or salary increases or pension or other benefits to which any employee is entitled, and
(c) profit sharing, bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, pension, retirement or other benefit plans or "employee benefit plans" (withing the meaning of Section 3(3) of ERISA), and no Grantor or affiliate thereof has contributed to any "multiemployer plan" (within the meaning of Section 3(37) of ERISA) during the five years preceding the date of this Agreement. All of the employees listed on Schedule 2.21 have been paid in full to their last payment
                    -------------
period, in accordance with the terms of their respective employment agreements, if any, all payroll taxes and other taxes, fees and charges in connection with such employees have been paid to such date, and no employee has accrued vacation time in excess of ________ days. Other than a $200,000 bonus payable to Richard
E. Moran Jr. if the IPO is consummated on or before June 30, 1997, no other employee of the Kilroy Group or of the REIT or the Operating Partnership is or will be entitled to receive a bonus in connection with the IPO.
[NOTE: ADDITIONAL REPRESENTATIONS CONCERNING ERISA PLANS MAY BE REQUIRED BASED ON ITEMS DISCLOSED ON SCHEDULE.]

          2.22  Environmental.  To the knowledge of each Indemnitor, except as
                -------------
set forth on Schedule 2.22 and in the Registration Statement:
             -------------

               (a) no Hazardous Substances (as defined below) are present in the Environment (as defined below) at any Real Property in amounts or concentrations that would have a material adverse effect on the condition (financial or otherwise), earnings, assets, business, affairs or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions;

               (b) no Grantor has caused or allowed any discharging or disposal of any Hazardous Substance or pollutant into the Environment at any Real Property in violation of any Environmental Law (as defined below) applicable to such Real Property in an amount or concentration that would have a material adverse effect on the condition (financial or otherwise), earnings, assets, business, affairs, or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions;

               (c) no Grantor has received any notice of a claim under or pursuant to any Environmental Law applicable to a Real Property pertaining to Hazardous Substances on any Real Property or pertaining to other property at which Hazardous Substances generated at any Real Property have come to be located, which claim would have a material adverse effect on the condition (financial or otherwise), earnings, assets, business, affairs, or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions;

               (d) no Grantor has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law at any Real Property that is uncured or unremediated as of the date hereof, which violation would have a material adverse effect on the condition (financial or otherwise), earnings, assets, business, affairs, or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions;

               (e) no Real Property (A) is included in the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or in the Comprehensive Environmental Response, Compensation and Liability Information System database maintained by the EPA or (B) is included in any similar list of potentially contaminated sites pursuant to any other applicable Environmental Law, and no Grantor has received any written notice from the EPA or any other Governmental Authority proposing the inclusion of any Real Property on such list;

               (f) all reports of environmental surveys, audits, investigations and assessments relating to the Real Properties have been disclosed to the Operating Partnership or the REIT; and

               (g) except as would not have a material adverse effect on the condition (financial or otherwise), earnings, assets, business, affairs, or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions, all permits and licenses required under any Environmental Law with respect to the Real Properties have been obtained and the Real Properties are in compliance with the terms and conditions of such permits and licenses.

          As used in this Section 2.22, "Hazardous Substance" shall mean asbestos containing materials, polychlorinated biphenyls or any hazardous substance, hazardous material, hazardous waste, toxic substance, toxic material, toxic waste, oil, petroleum, or petroleum-derived substance or waste, listed or regulated under the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. (S)(S) 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act, as amended (42 U.S.C. (S)(S) 6901, et seq.) ("RCRA"), or any other Environmental Law affecting the Real Properties; "Environment" shall mean any ambient air, surface water, ground water, land surface, or subsurface strata located at, on, or under the Real Properties; "Environmental Law" shall mean CERCLA, RCRA, the Clean Air Act, as amended (42 U.S.C. (S)(S) 7401 et seq.), or the Clean Water Act, as amended (33 U.S.C.
(S)(S) 1251 et seq.), together with all laws, rules, regulations, statutes, ordinances and orders promulgated thereunder and all other federal, state and local laws, relating to the protection of the environment or the safety and health of persons from exposure to any actual or potential release, removal, discharge or emission of Hazardous Substances; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law.

          2.23 Condition of Property; No Alterations.  To the knowledge of the
               -------------------------------------
Indemnitors, there is no material defect in the condition of any Real Property, nor any material damage from uninsured casualty or other cause, nor any soil condition of any such Real Property that will not support all of the improvements thereon without the need for unusual or new subsurface excavations, fill, footings, caissons or other installations, except for any such defect, damage or condition that has been corrected or will be corrected in the ordinary course of the business of such Real Property as part of its scheduled annual maintenance and improvement program. Except as set forth on Schedule 2.23
                                                             -------------
attached hereto, to the knowledge of the Indemnitors, no Grantor has any agreement or other arrangement with any governmental authority or any other person to make capital improvements with respect to any Real Property. To the knowledge of the Indemnitors, there have been no alterations to the exteriors of any of the buildings or other improvements on any Real Property that would render any surveys provided to the Operating Partnership or the REIT in connection with the Transactions grossly inaccurate or otherwise reflect a material deficiency in title to such improvements.

          2.24 Non-Foreign Status.  No Grantor is a foreign person, foreign
               ------------------
corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code), and, therefore, no Grantor is subject to the provisions of the Code relating to the withholding of sales proceeds to foreign persons.

          2.25 Mechanics' Liens.  All material bills and claims for labor
               ----------------
performed and materials furnished to or for the benefit of the Real Properties have been paid in full (or otherwise provided for), and there are no mechanics' or materialmen's liens (whether or not perfected) affecting the Real Properties which, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs or business prospects of any Real Property, the Kilroy Group's Business or, following the consummation of the Transactions, the REIT or the Operating Partnership or on the Transactions.

          2.26 Trademarks and Tradenames; Proprietary Rights.   To the
               ---------------------------------------------
knowledge of the Indemnitors, there are no actions or other judicial or administrative proceedings involving any Grantor, Entity or Property outstanding or threatened that concern any copyrights, copyright application, trademarks, trademark registrations, trade names, service marks, service mark registrations, trade names and trade name registrations or any trade secrets (the "Proprietary Rights") being transferred to the Operating Partnership in connection with the Transactions or involving the "Kilroy" name. To the knowledge of the Indemnitors, there are no patents or patent applications relating to the operation of the Properties or the Kilroy Group's Business as conducted prior to the Closing.

               (b) The Grantors have the right and authority to use the "Kilroy" name, and, to the knowledge of the Indemnitors, the right and authority to use each Proprietary Right being transferred to the REIT or the Operating Partnership in connection with the Transactions necessary, in connection with the operation of the Properties and the Kilroy Group's Business in the manner in which it is currently used. The Grantors have the right and authority to license such right and authority with respect to the "Kilroy" name to the REIT and the Operating Partnership and, to the knowledge of the Indemnitors, the Grantors have the right and authority to convey such right and authority with respect to such Proprietary Rights to the REIT and the Operating Partnership, in each case in connection with the Transactions. The current use of the "Kilroy" name, and, to the knowledge of the Indemnitors, each such Proprietary Right, does not, and such use did not, conflict with, infringe upon or violate any copyright, trade secret, trademark or registration of any other person.

               (c) To the knowledge of the Indemnitors, there are no outstanding or threatened disputes or disagreements with respect to any Proprietary Right being transferred to the Operating Partnership in connection with the Transactions, the "Kilroy" name or any license, contract, agreement or other commitment, written or oral, relating to the same.

          2.27 No Misrepresentations.  No representation, warranty or statement
               ---------------------
made, or information provided, by the Indemnitors in this Agreement or the Grantors in the Consents and Power of Attorney, the Omnibus Agreement or the Option Properties

Agreements or in any other document or instrument furnished or to be furnished by or on behalf of the Grantors pursuant thereto or as contemplated thereby (i) contains or will contain any untrue statement of a material fact or (ii) omits or will omit to state a material fact necessary to make statements contained herein or therein not misleading.

          2.28  Prior Real Property Developments.  The real property
                --------------------------------
developments set forth on Schedule 2.28 attached hereto constitute all real
                          -------------
property development work that any member of the Kilroy Group or its affiliates has performed since January 1, 1992.

          2.29  Foreclosures.  Except as described in the Registration
                ------------
Statement, no foreclosures have been instituted, and to the knowledge of the Indemnitors none are currently threatened, with respect to any property or assets (including the Properties) directly or indirectly owned (whether now or in the past) by any member of the Kilroy Group or its affiliates.

          2.30  Bankruptcy.  (a) No proceeding or filing of a petition seeking
                ----------
relief under Title 11 of the United Sates Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law has been commenced or instituted (whether voluntary or involuntary) by or with respect to any member of the Kilroy Group or its affiliates, (b) no member of the Kilroy Group or affiliates thereof has applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such persons or for a substantial part of any such persons' property or assets and
(c) no member of the Kilroy Group or affiliates thereof has made a general assignment for the benefit of its creditors.

          2.31  Formation Transactions.  Each of the transactions constituting
                ----------------------
the Formation Transactions (as defined in the Registration Statement) has occurred, or, if contemplated in the Registration Statement to occur subsequent to the Closing Date, will occur in the manner described in the Registration Statement.

          2.32  Termination of Falck.  Randall Falck's employment with KI was
                --------------------
terminated on October 31, 1996. Mr. Falck is not employed by any other member of the Kilroy Group. Any and all claims of Mr. Falck against KI or any other member of the Kilroy Group or its affiliates in connection with the termination of his employment with KI and the related repurchase of his interests in certain Properties and certain entities affiliated with the Kilroy Group have been settled with prejudice pursuant to a Settlement Agreement and Mutual General Release between KI and Randall Falk and Penny Falk effective as of January 8, 1997. A true, complete and correct copy of such Settlement Agreement has been delivered to the REIT. Such Settlement Agreement is valid and binding and in full force and effect and has not been amended. No party to such Settlement Agreement has breached or defaulted under the terms of such Settlement Agreement or given or received any notice of default of any provision of such Settlement Agreement. Mr. Falk has no right to receive any property, other than cash payable pursuant to the terms of such Settlement Agreement, in connection with such termination of employment and repurchase of interests.

          2.33 Development Obligations.  Except as described in the Registration
               -----------------------
Statement or on Schedule 2.33 attached hereto, (a) no Grantor has any material
                -------------
obligations or liabilities which remain to be performed or fulfilled under or in connection with (i) the Development Management Agreement with respect to the Riverside Judicial Center or (ii) the Agreement to Provide Real Estate Services and Exclusive Broker Employment Agreement, each with respect to the property located in the City of Pico Rivera which currently serves as Northrop Grumman's headquarters for certain activities, and (b) no Grantor has any obligation to make a material investment in additional infrastructure improvements with respect to Kilroy Long Beach Phases III and IV.

          3.   Additional Representations and Warranties with Respect to the
               -------------------------------------------------------------
Indemnitors.  Each Indemnitor hereby further represents and warrants to the REIT
-----------
and the Operating Partnership as follows:

          3.1  Authority Relative to this Agreement.  Each Indemnitor has the
               ------------------------------------
requisite power and authority and, with respect to each Indemnitor who is a natural person, full legal right and capacity, to execute and deliver this Agreement and to perform it or his obligations under this Agreement. All action of each Indemnitor necessary to authorize the execution, delivery and performance of this Agreement by such Indemnitor has been taken, and no other proceedings on the part of such Indemnitor are necessary to authorize the execution and delivery by such Indemnitor of this Agreement and the consummation by such Indemnitor of the transactions contemplated hereunder. Neither the execution and delivery of this Agreement by such Indemnitor, nor the consummation by such Indemnitor of the transactions contemplated hereunder, nor performance by such Indemnitor of any of its or his obligations under this Agreement does or will (i) conflict with or result in a violation or any breach of any provisions of the Organizational Documents, as applicable, of such Indemnitor, (ii) conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, easement, restriction, contract, agreement or other instrument or obligation to which such Indemnitor is a party or is subject or by which such Indemnitor or any of its properties or other assets may be bound, or (iii) conflict with or violate any provision of any law, statute, rule or regulation or any judgment, order, writ, injunction, decree, rule or regulation of any court or federal, state or other governmental agency, authority or regulatory body applicable to such Indemnitor or any of its properties or other assets or result in the creation of any Lien upon the Properties or such Indemnitor's Interest.

          3.2  Binding Obligation.  This Agreement has been duly and validly
               ------------------
executed and delivered by each Indemnitor and constitutes a legal, valid and binding obligation of such Indemnitor, enforceable against such Indemnitor in accordance with its terms.

          3.3  Consents and Approvals.  No consent, waiver, approval,
               ----------------------
authorization or other action of, or filing or registration with, any federal, state or other governmental agency, authority or regulatory body or any other person is required to be obtained in connection with the execution, delivery and performance of this Agreement, except any of the foregoing that shall have been obtained and are in full force and effect.

          3.4  Registration Statement.  The Indemnitors have reviewed the
               ----------------------
Registration Statement and represent and warrant that it did not, when it was declared effective, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. The Indemnitors have reviewed each preliminary prospectus provided to the underwriters for use in connection with the issuance and sale of the REIT's common stock in the IPO and the final prospectus in connection with the IPO and represent and warrant that each such preliminary prospectus and final prospectus did not, when it was filed with the Commission, (i) contain any untrue statement of a material fact or (ii) omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. This Section 3.4 does not apply to statements or omissions made in the Registration Statement or any preliminary or final prospectus in connection with the IPO in reliance upon and in conformity with written information furnished by the underwriters involved in the IPO.

     4.   Indemnity, Limitations on Liability.  Subject to the terms hereof, the
          -----------------------------------
Indemnitors hereby agree to indemnify and hold harmless the REIT and the Operating Partnership (each, a "Covered Party") from any damage, expense, loss, cost, claim or liability (each a "Claim") suffered or incurred by any Covered Party as a result of (i) any inaccuracy in any representation or warranty contained herein, in any Grantor Agreement or in the Pledge Agreement, (ii) any breach or nonfulfillment by any Grantor of any of its covenants, agreements or other obligations contained in or made pursuant to any Grantor Agreement or the Pledge Agreement and (iii) any Excluded Liability. Notwithstanding anything to the contrary contained in this Agreement, the liability of the Indemnitors hereunder shall be joint and several; provided, however, that John B. Kilroy,
                                      --------  -------
Sr. and John B. Kilroy, Jr. shall not be liable for any inaccuracy in the representations and warranties set forth in Sections 2.1, 2.2, 2.3, 2.4, 3.1,
3.2 and 3.3 hereof to the extent only that such representations and warranties pertain to John B. Kilroy, Jr. as an individual or John B. Kilroy, Sr. as an individual, respectively; provided, further, that recourse against the
                          --------  -------
Indemnitors shall, so long as the REIT shall have a valid, first priority perfected lien on and security interest in the Collateral described in the Pledge Agreement referred to in Section 5 hereof, be limited to the rights of the Indemnitors in such Collateral.

     5.   Pledge of Units.
          ---------------

          5.1  Pledge Agreement.  As security for the full and timely
               ----------------
performance of their indemnification obligations hereunder, the Indemnitor, agree to execute and deliver a Pledge Agreement and the documents referred to therein (the "Pledge Agreement") in the form of Exhibit D attached hereto and to make the deliveries and perform the
        ---------
obligations required thereunder.

          5.2  Agent for Pledgees.
               ------------------

               (a)  Appointment.  Each Covered Party hereby designates and
                    -----------
appoints the REIT as its agent under the Pledge Agreement, and each Covered Party hereby irrevocably authorizes the REIT to take such action or to refrain from taking such action on its behalf under the provisions of the Pledge Agreement and to exercise such powers as are set forth therein, together with such other powers as are reasonably incidental thereto. The REIT is authorized and empowered to amend, modify or waive any provisions of the Pledge Agreement on behalf of the Covered Parties. The REIT agrees to act as such on the express conditions contained in this Section 5.2. The provisions of this Section 5.2 are solely for the benefit of the REIT and the Covered Parties and no Indemnitor shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under the Pledge Agreement, the REIT shall act solely as an administrative representative of the Covered Parties and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Covered Parties, by or through its agents or employees.

               (b)  Duties; Rights; Exculpation; Etc.  The REIT shall have no
                    --------------------------------
duties, obligations or responsibilities to the Covered Parties except those expressly set forth in this Section 5.2 or in the Pledge Agreement. Neither the REIT nor any of its officers, directors, employees or agents shall be liable to any Covered Party for any action taken or omitted by them under this Section 5.2 or under the Pledge Agreement, or in connection with this Section 5.2 or the Pledge Agreement, except that the REIT shall be obligated on the terms set forth in this Section 5.2 for performance of its express obligations under the Pledge Agreement. In performing its functions and duties under the Pledge Agreement, the REIT shall exercise the same care which it would exercise in dealing with a security interest in collateral held for its own account, but the REIT shall not be responsible to any Covered Party for any recitals, statements, representations or warranties in the Pledge Agreement or for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of the Pledge Agreement or the Collateral or the transactions contemplated thereby.
The REIT shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the existence or possible existence of any Event of Default (as defined in the Pledge Agreement).

               (c)  Reliance.  The REIT shall be entitled to rely upon any
                    --------
written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper person, and with respect to all matters pertaining to this Section 5.2 and the Pledge Agreement and its duties under this Section 5.2 or the Pledge Agreement, upon advice of counsel selected by it. The REIT shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by the REIT in its sole discretion.

               (d)  Indemnification.  Each Covered Party, jointly and
                    ---------------
severally, reimburse and indemnify the REIT and its directors, officers, employees and agents for any damage, expense, loss, cost, claim or liability which may be imposed on, incurred by, or asserted against the REIT or such other persons in any way relating to or arising out of this Section 5.2 or the Pledge Agreement or any action taken or omitted by the REIT or such other persons under this Section 5.2 or the Pledge Agreement. The obligations of the Covered Parties under this Section 5.2(d) shall survive the termination of the Survival Period, the return of any Collateral and the termination of this Agreement and the Pledge Agreement.

               (e)  Other Business.  The Covered Parties acknowledge and agree
                    --------------
that the REIT may exercise its rights and powers under other agreements and instruments to which it is or may be a party, and engage in other transactions and any kind of business with the Indemnitors or their affiliates, as though it were not the agent of the Covered Parties under the Pledge Agreement.

     6.   Survival; Agreements Regarding Certain Claims.  It is the express
          ---------------------------------------------
intention and agreement of the parties hereto that the representations, warranties and indemnities set forth in this Agreement shall survive the closing of the IPO for a period (the "Survival Period") commencing on the date hereof and ending on the later of (a) June 30, 1998 and (b) the ninetieth day after the date of delivery to the REIT's Board of Directors of audited financial statements of the REIT for the REIT's first full fiscal year following the IPO and (except as specifically provided below in this Section 6) shall expire and be terminated and extinguished forever at such time, except with respect to claims asserted against any Indemnitor in good faith pursuant hereto by written notice from any or all of the Covered Parties to such Indemnitor at any time within the Survival Period. Any written notice given within the Survival Period must set forth the nature and details of the Claim with reasonable specificity (to the extent then known) in order to constitute a valid notice pursuant to the preceding sentence. Each Covered Party agrees that, in the event that such Covered Party could reasonably make any claim with respect to a matter covered by this Agreement under any existing policy of insurance or against any Grantor under a Grantor Agreement, such Covered Party shall, prior to taking any action hereunder against any Indemnitor, make a claim under such policy or against such Grantor and thereafter shall use reasonable efforts to prosecute such claim to completion; provided, however, that from and after (i) the time that notice is
            --------  -------
given to an Indemnitor that a Claim exists but that coverage therefor is being sought from an insurer or Grantor under a Grantor Agreement and that no action or (in accordance with the preceding proviso) limited action is being taken against such Indemnitor (provided such notice is given within the Survival Period) through and including (ii) thirty days after the date of abandonment (by non-prosecution or otherwise) of such Claim against such carrier or Grantor (or other final disposition of such Claim) or, if earlier, the applicable limitations period for such claim, the Survival Period with respect to that Indemnitor and that Claim only and no other Claim (other than other Claims satisfying the conditions of this proviso) shall be stayed, as necessary, to preserve such Covered Party's rights against such Indemnitor under this Agreement. The amounts recovered under an insurance policy or from any Grantor with respect to any Claim shall be credited against the Indemnitors' liability with respect to such Claim.

     7.   Miscellaneous.
          -------------

          7.1  Notices.  All notices, demands, requests or other communications
               -------
which may be or are required to be given or made either by the Indemnitors, on the one hand, or the REIT or the Operating Partnership, on the other hand, pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by certified mail (return receipt requested), express overnight mail or delivery service, telegram, telex or facsimile transmission to the parties at the following addresses:

     If to any Indemnitor, to:         c/o Kilroy Industries
                                       2250 East Imperial Highway
                                       El Segundo, California  90245
                                       Attn: ___________________
                                       Fax:  (___) ___-____

     With a copy to:                   ________________________
                                       ________________________
                                       ________________________
                                       ________________________

     If to the REIT or the
     Operating Partnership to:         2250 East Imperial Highway
                                       El Segundo, California  90245
                                       Attn: ____________________
                                       Fax:  (___) ___-____

     With a copy to:                   Edward Sonnenschein, Jr., Esq.
                                       Latham & Watkins
                                       633 West Fifth Street
                                       Los Angeles, California  90071
                                       Fax:  (213) 891-8763

or to such other address in the United States of America as the addressee may indicate by written notice to the other party in conformance with this Section 7.1.

          Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          7.2  Further Assurances.  The Indemnitors shall duly execute and
               ------------------
deliver, or cause to be duly executed and delivered, to the REIT or the Operating Partnership (as applicable) such further instruments and documents and take and cause to be taken such further actions as may be necessary or proper in the reasonable opinion of the REIT or the Operating Partnership to cause the Operating Partnership to be (a) (i) the owner and holder of the ground leasehold estate and ground lessee's interest in the land comprising the Kilroy Airport Center Long Beach Property and the ground and air space leasehold estates and ground and air space lessees' interests in the land comprising the SeaTac Office Center Property and (ii) the owner and holder of good, valid and marketable fee simple title to each of the Real Properties (other than the land described in clause (i)), in each case pursuant to the terms of the Omnibus Agreement or the Option Properties Agreement (as applicable) and free and clear of all Liens other than the Permitted Liens and (b) the owner and holder of good title to the Personalty pursuant to the terms of the Omnibus Agreement or the Option Properties Agreements (as applicable), free and clear of any Liens other than the Permitted Liens.

          7.3  Benefit and Assignment.  No party hereto shall assign this
               ----------------------
Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the Indemnitor (if the assignor is the Operating Partnership or the REIT) or of the Operating Partnership and the REIT (if the assignor is any Indemnitor); and any purported assignment contrary to the terms hereof shall be null, void and of no force and effect; provided,
                                                                 --------
however, in the event that the Operating Partnership transfers title to any
-------
Property to the Services Company and/or any direct or indirect subsidiary of the REIT or the Operating Partnership, the rights, remedies and indemnities of the Operating Partnership hereunder relating to any Property the title of which is transferred shall automatically run to the benefit of the Services Company and/or any such subsidiary and each such transferee shall be deemed to be a Covered Party. In the event that the Operating Partnership transfers title to any Property as described in the proviso of the foregoing sentence, such transferee shall agree in writing that the REIT shall act as its agent under the Pledge Agreement in accordance with Section 5.2 hereof. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

          7.4  Entire Agreement; Amendment.  This Agreement contains the final
               ---------------------------
and entire agreement between the parties hereto with respect to the subject matter hereof and is intended to be an integration of all prior negotiations and understandings. The parties to this Agreement shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained or referred to herein or therein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

          7.5  GOVERNING LAW.  THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE
               -------------
PARTIES HERETO AND ANY CLAIMS OR DISPUTES RELATING THERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA.

          7.6  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          7.7  Definition of Knowledge.  As used herein, "to the knowledge" of
               -----------------------
an Indemnitor means the actual knowledge of an individual Indemnitor.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf as of the date first above written.

                                       KILROY REALTY, L.P.

                                       By:  Kilroy Realty Corporation,
                                            its General Partner


                                       By: _______________________________
                                           Name:
                                           Title:


                                       KILROY REALTY CORPORATION


                                       By: _______________________________
                                           Name:
                                           Title:


                                  INDEMNITORS:

                                       KILROY INDUSTRIES


                                       By: _______________________________
                                           Name:
                                           Title:


                                       ___________________________________
                                       John B. Kilroy, Sr.



                                       ___________________________________
                                       John B. Kilroy, Jr.

                                  SCHEDULE 1

                            LIABILITIES NOT ASSUMED
                            -----------------------

1. All obligations to fund tenant improvements and leasing commissions pursuant to leases signed during the period commencing on October 1, 1996 and ending on December 20, 1996.

2. Any compensation payable to an officer or employee of the REIT or any of its subsidiaries for his or her services in connection with the IPO, including, without limitation, a $200,000 bonus payable to Richard E. Moran Jr. if the IPO is consummated on or before June 30, 1997.

3. All liabilities in connection with the termination of employees by any member of the Kilroy Group.

4. Other than as set forth in the September 30, 1996 pro forma condensed consolidated balance sheet of the REIT included in the Registration Statement, all liabilities in connection with actions taken by the Kilroy Group to effect the Transactions and the IPO.

5. All liabilities in connection with development projects of the Kilroy Group other than the Properties (including Kilroy Airport Center Long Beach Phases III and IV).

6. All liabilities in connection with the construction of a freeway on-ramp at the Kilroy Airport Center in El Segundo Property.

7. All mechanics' or materialmens' liens outstanding with respect to the Properties.

8. All taxes other than real property taxes that are not by their terms past due.

                                   EXHIBIT A

                              EXCLUDED INTANGIBLES
                              --------------------

                     [L&W to provide - include Kilroy name]

                                   EXHIBIT B

                                   PERSONALITY
                                   -----------

                                [L&W to provide]

                                   EXHIBIT C

                                REAL PROPERTIES
                                ---------------

                                [L&W to provide]

                                   EXHIBIT D

                            FORM OF PLEDGE AGREEMENT
                            ------------------------

                                 [See Attached]